                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 1997



                              CONNETICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)




           0-27406                                     94-3173928
--------------------------------------------------------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)




3400 West Bayshore Road, Palo Alto, CA                    94303
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:          (650) 843-2800
                                                      --------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On August 27, 1997, Connetics Corporation (the "Company") announced the results from its Phase III clinical trial of gamma interferon for the treatment of atopic dermatitis. Analysis of the trial did not show an acceptable therapeutic response with respect to the primary clinical endpoint--a composite clinical severity index based upon erythema (redness of the skin), papulation (swelling) and excoriation (scratch marks). As a result, the Company (which has one product on the market and three other compounds in late-stage clinical trials) announced that it has suspended plans to submit a Biological License Application (BLA) for gamma interferon for the treatment of atopic dermatitis.

         The Company's press release with regard to this development is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)

         EXHIBITS
         --------
         Exhibit 99.1 Press Release dated August 27, 1997 announcing the results of a Phase III trial of gamma interferon for the treatment of atopic dermatitis.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CONNETICS CORPORATION
                               (Registrant)



Dated:  August 27, 1997         By: /s/ Cynthia M. Butitta
                                    ------------------------------------------
                                    Cynthia M. Butitta
                                    Vice President, Finance and Administration
                                    and Chief Financial Officer

                                INDEX TO EXHIBITS


         EXHIBITS
         --------
         Exhibit 99.1 Press Release dated August 27, 1997 announcing the results of a Phase III trial of gamma interferon for the treatment of atopic dermatitis.